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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63823) of Leap Wireless International, Inc. of our report dated February 25, 1999, except as to Note 14 b) which is as of March 16, 1999 appearing on Page F-22 of this Annual Report on Form 10-K/A (Amendment No. 2).




PRICE WATERHOUSE

Santiago, Chile
June 15, 1999